EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the ETF Managers Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the ETF Managers Trust for the period ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the ETF Managers Trust for the stated period.

/s/ Samuel Masucci III Samuel Masucci III Principal Executive Officer, ETF Managers Trust	/s/ John Flanagan John Flanagan Principal Financial Officer/Treasurer, ETF Managers Trust
Dated: March 6, 2023	Dated: March 6, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the ETF Managers Trust for purposes of Section 18 of the Securities Exchange Act of 1934.